UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2008

Broadwind Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-0315

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Badger Transport, Inc. Acquisition

On June 4, 2008, pursuant to the Stock Purchase Agreement, dated April 24, 2008 between Broadwind Energy, Inc. (the “Company”), Badger Transport, Inc. (“Badger”) and the sole shareholder of Badger (the “Stock Purchase Agreement”), the Company completed its acquisition of all of the outstanding shares of Badger (“Closing”).  The purchase price for the Badger acquisition consisted of cash and shares of Company common stock (“Common Stock”). The Common Stock portion of the purchase price consisted of 581,959 shares, which was calculated based on a price per share of $10.31, which represented the average of the closing sale price for the 30 trading days immediately preceding the date of signing.  The cash portion of the purchase price was approximately $5,811,000, which may be decreased in accordance with a net working capital adjustment.  A portion of the stock and cash will be held in escrow for an eighteen month period to serve as a fund for indemnification obligations provided for in the Stock Purchase Agreement.  The cash portion of the purchase price was funded through equity financing, the terms of which are disclosed in the Company’s Current Report on Form 8-K dated April 22, 2008.

Upon Closing, the Company entered into an employment agreement with the former President and sole shareholder of Badger, Alan F. Johnson Jr., pursuant to which Mr. Johnson will serve as President of Badger.

Upon Closing, the Company executed a Registration Rights Agreement with Mr. Johnson.  The Registration Rights Agreement grants to Mr. Johnson certain limited piggyback registration rights with respect to resale of the shares of Common Stock issued to Mr. Johnson pursuant to the Agreement.  The registration rights granted under the Registration Rights Agreement terminate  when the securities held by Mr. Johnson have: (i) been effectively registered and disposed of in accordance with a registration statement; (ii) been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act of 1933, as amended (the “Securities Act”)); or (iii) are eligible for resale under Rule 144(k) (or by similar provision under the Securities Act).

The foregoing summaries of the Badger acquisition and the related Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 30, 2008 and is incorporated herein by reference, and the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Tontine Financing

On June 5, 2008, the Company sold 7,537,688 shares of Common Stock in a private placement at a price of $7.96 per share for a total purchase price of approximately $60,000,000 (the “Second Closing Shares”), pursuant to the second closing of a previously disclosed Securities Purchase Agreement dated April 22, 2008 (the “April 2008 SPA”) among the Company, Tontine Capital Partners, L.P. (“TCP”), Tontine Partners, L.P. (“TP”), Tontine Overseas Fund, Ltd. (“TOF”) and Tontine 25 Overseas Master Fund, L.P. (“T25”) (collectively, TCP, TP, TOF and T25, together with their affiliates, “Tontine”). The April 2008 SPA provided for purchases in two installments of an aggregate of 12,562,814 newly issued shares of Common Stock by Tontine at a price of $7.96 per share for a total purchase price of approximately $100,000,000. The closing of the second installment was subject to the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”).  Early termination of the HSR Waiting Period was granted by the Federal Trade Commission on May 30, 2008.

The closing of the first installment under the April 2008 SPA occurred on April 24, 2008 (the “First Closing”) and resulted in the purchase by TP, TOF and T25 of an aggregate 5,025,126 shares of Common Stock for a total purchase price of approximately $40,000,000 (the “First Closing Shares,” and together with the Second Closing Shares, the “Shares”).  The April 2008 SPA is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2008 and is incorporated herein by reference.

The Company will use the proceeds from the sale of the Shares for general working capital requirements, capital expansion projects and to finance acquisitions.

Prior to the Second Closing, Tontine owned approximately 44% of the Company’s issued and outstanding Common Stock, the majority of which was issued pursuant to private agreements between the Company and Tontine entered into on March 1, 2007 (the “March 2007 SPA”), August 22, 2007 (the “August 2007 SPA”) and January 3, 2008 (the “January 2008 SPA”), the terms of which are described in the Company’s Current Reports on Form 8-K filed March 5, 2007, August 24, 2007 and January 4, 2008, respectively.  Tontine has also purchased shares of Company Common Stock in private transactions with certain officers and directors of the Company and their family members.  In connection with the March 2007 SPA, the August 2007 SPA and the January 2008 SPA, the Company agreed that for so long as Tontine holds at least 10% of the then issued and outstanding Common Stock, Tontine shall have the right to appoint two members of the Company’s board of directors and have a representative attend meetings of the Company’s Board of Directors as an observer, and that for so long as Tontine holds at least 20% of the then issued and outstanding Common Stock, Tontine shall have the right to appoint three members of the Company’s Board of Directors.  In addition, the Company has approved the acquisition of its Common Stock by Tontine such that Tontine will not be subject to certain restrictions set forth in the Nevada Revised Statutes.  The Company has agreed that it will not revoke such approval and that it will use its best efforts to ensure that any future acquisitions by Tontine shall not be subject to anti-takeover provisions included in any of the Company’s organizational documents or the laws and regulations of any governmental authority.

Pursuant to a Registration Rights Agreement entered into in connection with the March 2007 SPA and amended in connection with the August 2007 SPA, Tontine has demand and piggyback registration rights for all its shares of Company Common Stock.   The Registration Rights Agreement is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed March 5, 2007, and the Amendment to the Registration Rights Agreement is filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed October 24, 2007.

The foregoing summaries of Tontine’s equity investment do not purport to be complete and are qualified in their entirety by reference to the April 2008 SPA, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2008, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.01 above with respect to the sale of 581,959 shares of Company Common Stock to the sole shareholder of Badger Transport and 7,537,688 shares of Company Common Stock to TCP in transactions that are not registered under the Securities Act is incorporated herein by reference.

The Company believes that each of the above transactions was exempt from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, based on the limited number of offerees in any such offering, representations and warranties made by such offerees in the particular transactions, or the identity of such offerees as either accredited investors or an executive officer or director of the Company.

Item 8.01	Other Events

On June 10, 2008, the Company issued a press release announcing the completion of the acquisition of Badger Transport.  A copy of this press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)		Financial Statements of Business Acquired

Broadwind Energy, Inc. will provide the financial statements of Badger Transport, Inc. required by paragraph (a) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report of Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)		Pro Forma Financial Information

Broadwind Energy, Inc. will provide the pro forma information required by paragraph (b) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(c)		Shell Company Transactions. None.
(d)		Exhibits:
2.1

Stock Purchase Agreement, dated April 24, 2008 among Broadwind Energy, Inc., Badger Transport, Inc. and the sole shareholder of Badger - incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 30, 2008.

10.1

Securities Purchase Agreement dated April 22, 2008 among Broadwind Energy, Inc., Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd., and Tontine 25 Overseas Master Fund, L.P. - incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed April 28, 2008.

	10.2	Registration Rights Agreement dated June 4, 2008 between Broadwind Energy, Inc. and the Sole Shareholder of Badger Transport, Inc.
	99.1	Press Release dated June 10, 2008 announcing the completion of the acquisition of Badger Transport, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2008

BROADWIND ENERGY, INC.

/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

Broadwind Energy, Inc.

Form 8-K Current Report

Exhibit
Number	Description

2.1

Stock Purchase Agreement, dated April 24, 2008 among Broadwind Energy, Inc., Badger Transport, Inc. and the sole shareholder of Badger - incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 30, 2008.

10.1

Securities Purchase Agreement dated April 22, 2008 among Broadwind Energy, Inc., Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd., and Tontine 25 Overseas Master Fund, L.P. - incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed April 28, 2008.

10.2	Registration Rights Agreement dated June 4, 2008 between Broadwind Energy, Inc. and the Sole Shareholder of Badger Transport, Inc.
99.1	Press Release dated June 10, 2008 announcing the completion of the acquisition of Badger Transport, Inc.